UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

BIOLASE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36385	87-0442441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27042 Towne Centre Dr., Suite 270 Foothill Ranch, CA	92610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 361-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 11, 2021, Biolase, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The following are the results of the voting on the proposals submitted to stockholders at the Annual Meeting.

Proposal 1 – Stockholders elected each of the Company’s seven nominees for director, as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard B. Lanman, M.D.	40,441,145	3,054,078	2,535,346	30,119,914
Jonathan T. Lord, M.D.	39,907,848	3,499,920	2,622,801	30,119,914
Garret Sato	40,068,029	3,355,032	2,607,508	30,119,914
Elaine C. Wagner, M.D.	40,808,062	3,303,595	1,918,912	30,119,914
John R. Beaver	40,429,354	3,307,209	2,294,006	30,119,914
Jess Roper	40,302,734	3,353,334	2,374,501	30,119,914
Michael C. DiTolla D.D.S.	40,211,554	3,199,982	2,619,033	30,119,914

Proposal 2 – Stockholders voted, on an advisory basis, to approve the compensation of the Company’s named executive officers, as set forth below:

For	Against	Abstain	Broker Non-Votes
36,449,027	7,197,174	2,384,368	30,119,914

Proposal 3 – Stockholders voted to approve an amendment to the BIOLASE, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”), to increase the number of shares available under the 2018 Plan by an additional 24,700,000 shares, as set forth below:

For	Against	Abstain	Broker Non-Votes
31,714,081	13,310,520	1,005,968	30,119,914

Proposal 4 – A majority of the outstanding Stockholders of the Company did not approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of Company common stock, as set forth below:

For	Against	Abstain	Broker Non-Votes
54,175,511	20,865,381	1,109,591	—

Proposal 5 – A majority of the outstanding Stockholders of the Company did not approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 180 million shares to 235 million shares, as set forth below:

For	Against	Abstain	Broker Non-Votes
52,917,649	22,109,529	1,123,305	—

Proposal 6 – Stockholders ratified the appointment of BDO USA, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021, as set forth below:

For	Against	Abstain	Broker Non-Votes
67,998,059	5,330,781	2,821,643	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2021	BIOLASE, INC.

	By:	/s/ John R. Beaver
	Name:	John R. Beaver
	Title:	President and Chief Executive Officer